UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549-1004

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                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: DECEMBER 12, 2003
                        (Date of earliest event reported)

                         Commission file number 0-4065-1

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                          Lancaster Colony Corporation
             (Exact name of registrant as specified in its charter)

                  Ohio                                          13-1955943
     (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                         Identification No.)

          37 West Broad Street                                     43215
             Columbus, Ohio                                     (Zip Code)
(Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 5. Other Events

      On December 12, 2003, Lancaster Colony Corporation issued a press release announcing that it had acquired the operating assets of Warren Frozen Foods, Inc. The press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits:

            99.1  Press Release dated December 12, 2003, filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LANCASTER COLONY CORPORATION (REGISTRANT)

Date: December 12, 2003                By:  /s/ JOHN L. BOYLAN
      -----------------                     ------------------------------
                                                John L. Boylan
                                                Treasurer, Vice President,
                                                Assistant Secretary and
                                                Chief Financial Officer
                                                (Principal Financial
                                                and Accounting Officer)



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                                INDEX TO EXHIBITS

Exhibit
Number      Description                                           Located at
-------     -----------                                           ----------
99.1        Press Release dated December 12, 2003..............   Filed herewith